Exhibit 99.1

1 Harnessing the Power of Cancer Metabolism to Develop Innovative Therapeutics that Improve and Extend the Lives of Patients “To Save A Life Is To Save A Universe”

Safe Harbor Statement 2 This presentation of Rafael Holdings, Inc (Rafael) contains forward - looking statements. Statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include statements about Rafael’s and its divisions’ future performance, projections of Rafael’s and its divisions’ results of operations or financial condition, and statements regarding Rafael’s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings. Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Rafael’s current expectations, estimates and assumptions. Because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Rafael’s control. Such known and unknown risks, uncertainties and other factors may cause Rafael’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition” and “Results of Operations” in Rafael’s periodic filings made with the Securities and Exchange Commission. Rafael cautions that such factors are not exhaustive, and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of Rafael’s current expectations concerning future results, events and conditions. Rafael is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise.

Company Overview 3

Rafael Holdings Overview Rafael Holdings is comprised of interests in promising privately - held biotechnology companies targeting unmet medical needs in oncology, a cancer research institute, and commercial real estate properties PHARMACEUTICALS Investment in companies pursuing breakthrough therapies for some of the most difficult - to - treat cancers: Rafael Pharmaceuticals, Inc., a clinical - stage cancer metabolism therapeutics company, and LipoMedix and Levco, companies focused on pegylation and liposomal technologies RESEARCH Wholly - owned Barer Institute is developing novel small molecule compounds focused on selectively modifying cancer metabolism, leveraging top tier scientists at leading academic institutions REAL ESTATE Portfolio of real estate assets featuring a commercial property in Newark, New Jersey’s revitalized Washington Square Park district 4

Recently Announced Merger Will Create “new” Rafael Pharmaceuticals RAFAEL HOLDINGS,INC. • Rafael Pharmaceuticals will be merged with Rafael Holdings to create a focused late - stage cancer metabolism therapeutics company • Lead investor, Howard Jonas, will be Chair of merged company • Majority interests in liposomal companies to provide future optionality • Real Estate holdings to be monetized to fund Rafael Pharmaceuticals • Merged company to remain NYSE listed - RFL 5 TRANSFORMATIONAL TRANSACTION TO CREATE A FOCUSED CANCER METABOLISM THERAPEUTICS COMPANY Rafael P h a r m a , I n c . L i po m ed i x Levco Barer R ese a r ch Institute R e a l E s t a te Holdings

Rafael Pharmaceuticals is Focused on Cancer Metabolism Rafael Pharmaceuticals is a clinical - stage oncology company focused on selectively targeting cancer metabolic pathways while simultaneously harnessing the immune system 6

Rafael Pharmaceuticals Highlights 7 Focused Clinical - Stage Cancer Metabolism Therapeutics Company • Portfolio of novel cancer metabolism therapeutics in multiple indications • Advancing compounds from discovery through clinical development • Unique opportunity ahead of multiple value inflection points over the next 18 months Lead Product Candidate, CPI - 613 ® (devimistat) , Pipeline in a Molecule with Blockbuster Potential • Phase 3 data readout for first line Pancreatic Cancer in 4Q 2021 with potential NDA in 1H 2022 • Enrolling Phase 3 Relapsed/Refractory Acute Myeloid Leukemia (r/r AML) • Fast Track Designations for both Phase 3 programs with potential for accelerated approval • Multiple ongoing/planned Phase 1/2 clinical trials in Biliary, r/r Burkitt, r/r Clear Cell Sarcoma, r/r T - cell lymphoma, r/r MDS, and Colorectal • Orphan Drug Designation for six indications in US and two indications in EU • Out - licensed to Ono Pharmaceuticals in Japan & select geographies in Asia, $12.9 mm upfront, up to $150.3 mm in milestones plus low double - digit royalties on sales World - Leading Scientific and Medical Advisors Shaping Strategy and Pipeline Development Highly Experienced New Leaders Joining Team

Highly Experienced Leaders Recently Joined Rafael Ameet Mallik Chief Executive Officer • 20+ years of biopharma experience • Most recently EVP and Head of the ~$6B U.S. Business at Novartis Oncology responsible for all commercial and medical operations • Prior to this was SVP, Global Head of Marketing, Value and Access as well as SVP, Head of Latin America and Canada for Novartis Oncology • Led fully integrated business as Sandoz Global Head of Biopharmaceuticals & Oncology Injectables William Conkling Chief Commercial Officer • Over 20 years’ experience in the pharmaceutical/biotech industry working in Oncology • Extensive experience launching innovative oncology products • Led the launch of Trodelvy® at Immunomedics Inc. (acquired by Gilead for $21B in October 2020) • 13 years at Novartis Oncology where he helped lead the launch of the first CAR - T therapy approved in the U . S . — Kymriah® Shannon Thyme Klinger Board Member Chief Legal Officer, Moderna • Served as Chief Legal Officer and member of the Executive Committee for Novartis from 2018 - 2021 • Previously, Chief Ethics and Compliance Officer and Global Head of Litigation, Novartis and General Counsel and Global Head of Legal at Sandoz, a Novartis division • Member of the Board of Directors of the SIX Group (Switzerland) from 2016 - 2020 Mark A. McCamish, MD, PhD Board Member President and Chief Executive Officer, IconOVir Bio • Served as President and Chief Executive Officer of Forty Seven Inc., through the IPO and multiple financings critical phases of clinical development until the acquisition by Gilead for $4.9 Billion • Previously, Global Head of Biopharmaceutical Development at Sandoz, a Novartis division • Held senior leadership roles at PDL, Perlegen, Amgen and Abbott 8

Our Scientific Strategy in Cancer Metabolism: 3 - Pronged Approach to Tip the Balance Specifically target CANCER CELL METABOLIC PATHWAYS Stimulate or preserve CD8, CTL, NK and M1 macrophages to harness the ANTI - CANCER immune system to kill the tumor Inhibit PRO - CANCER immune guardians such as MDSC, Tregs and M2 macrophages that protect the tumor 1 3 2 METABOLIC PERTURBATIONS P R O - C A NC E R 9 ANTI - CANCER NK CD8*CTL M1 TU M O R CE LL TREG M DS C M2

CPI - 613 (devimistat) • Phase 1 - 3 in multiple indications • Lead optimization for next generation compound Dual - SHMT inhibitor • Targeting T - ALL, and other tumor types • Orally available lead, Phase 1 planned for late 2022 Metabolic Immune Enhancer • Animal testing Autophagy inhibitor • Animal testing Nucleotide Metabolism Inhibitors • Discovery stage programs addressing novel targets Cancer Metabolism Pipeline Targeting Tumors with Novel Approaches Immune Cell Immune S timul at or Cell D e a th SHMTi Serine Glycine SHMT1/2 Nucleotides CPI - 613 A u t opha g y MI T OCHONDRIA Ene r g y ER A u t opha g y Inhibitor TK1i Thymidine TK1 dTMP in c orpo ra tion into lipids cell death Nucleus Can c er Cell Immune Enhancer 10

World - Leading Scientific and Medical Advisors Shaping the Strategy and Pipeline • Richard Axel, MD - Nobel Laureate, Professor at Columbia University, Genentech and Rafael Board member • Navdeep Chandel, PhD – Professor of Medicine and Cell Biology, Northwestern University • Jorges Cortes, MD - Director of Georgia Cancer Center, Augusta University • Greg Cosma, PhD - Previously Head of Toxicology at Genentech, Advisor for Erasca • Chi Van Dang, MD, PhD - Director of Ludwig Institute for Cancer Research, editor - in - chief of AACR’s flagship journal Cancer Research, Professor at Wistar Institute, Rafael Board member • Philip Philip, MD, PhD – Professor of Oncology and Pharmacology, Karmanos Cancer Center, Wayne State University • Joshua Rabinowitz, MD, PhD - Inventor of methods to study metabolomics, Professor at Princeton University and Director of Ludwig Princeton Cancer Institute • Bruce D. Roth, PhD - Inventor of Lipitor, previously Head of Chemistry and Small Molecule Discovery at Genentech • Joseph Salvino, PhD – Professor of Medicinal Chemistry at Wistar Institute, former Director at Cephalon • Richard Scheller, PhD - Lasker Laureate, Google Ventures, Bridge Bio and Rafael Board member, former Head of Genentech Research and Early Development 11

CPI - 613® (devimistat) 12

CPI - 613® (devimistat) Mechanism of Action • CPI - 613 ® (devimistat) is an analog of normally transient, acylated catalytic intermediates of the enzyme cofactor lipoate • CPI - 613 ® (devimistat) tumor selectivity is enhanced by tumor - drug retention • CPI - 613 ® (devimistat) turns off the mitochondrial tricarboxylic acid (TCA) cycle in cancer cells • CPI - 613 ® (devimistat) induces mitochondrial stress by activating a redox feedback loop • CPI - 613 ® (devimistat) induces metabolic stress leading to apoptotic and necrotic cancer cell death More than 750 patients dosed with CPI - 613® (devimistat) in multiple trials in solid tumors and hematological malignancies 13

CPI - 613 ® (devimistat): Key Attributes • Minimally toxic to healthy cells (well tolerated) • Allows for extended treatment • Can be used in combination • Potential to treat elderly patients • Opportunity across lines of therapy • Potential to increase responses in traditionally resistant tumor types • Could reduce vulnerability to drug resistance • Expected to suppress metabolism - based resistance to companion Standard of Care • Solid and liquid tumors • Difficult - to - treat cancers • Treatment - resistant cancers Highly Selective for Cancer Cells Inhibits Multiple Targets in Cancer Metabolism Pathways Active in Multiple Cancer Types 14

CPI - 613® (devimistat) A Pipeline in a Molecule ADDRESSABLE PATIENT POPULATION OF >100K Patients in the U.S. T O D A Y T O M OR R O W PIVOTAL PHASE 3 TRIALS UNDERWAY ADDITIONAL INDICATIONS UNDER DEVELOPMENT > 40K patients 20K – 40K patients 5K – 20K patients < 5K patients BI L IA R Y C O L O R E C T AL r/r T - CELL L Y M P HOMA r/r CLEAR CELL S A RC OMA r/r MDS r/r BURKITT P a nc r e a t i c Cancer r/r AML 15

Product Indication Phase I Phase II Phase III SOLID TUMORS devimistat + mFOLFIRINOX First - Line Metastatic Pancreatic Cancer* devimistat + mFOLFIRINOX First - Line Locally Advanced Pancreatic Cancer* devimistat + hydroxychloroquine Relapsed or Refractory Clear Cell Sarcoma # devimistat + gemcitabine + cisplatin First - Line Locally Advanced, Unresectable or Metastatic Biliary Tract Cancer* devimistat + gemcitabine+ nab - paclitaxel First - Line Metastatic Pancreatic Cancer* devimistat + FOLFOXIRI + bevacizumab Metastatic Colorectal Cancer # HEMATOLOGICAL MALIGNANCIES devimistat + cytarabine + mitoxantrone Relapsed or Refractory Acute Myeloid Leukemia (r/r AML)* devimistat Relapsed or Refractory Burkitt Lymphoma / Leukemia or High - grade B - cell Lymphoma* devimistat + hydroxychloroquine Relapsed or Refractory Myelodysplastic Syndrome (MDS) # devimistat + bendamustine Relapsed or Refractory T - cell Lymphoma # CPI - 613® (devimistat) Clinical Development Programs *Ongoing; # Planned 16

17 Locally Advanced Pancreatic Cancer CPI - 613® (devimistat) has the Potential to Improve Outcomes in the Majority of Pancreatic Cancers M et a s ta t i c P anc r e a t i c Canc e r FIRST - LINE: Phase 3 Trial: A V E N G E R 500 ® ( N =528 ) devimistat + mFOLFIRINOX vs.FOLFIRINOX Phase 1 Trial: devimistat + gemcitabine + nab - paclitaxel SECOND - LINE + Evaluated in a number of patients as compassionate use 11% 30% 52% 7 % P A N CR E A T IC CANCER FIRST - LINE: Phase 2 Neoadjuvant Trial: devimistat + mFOLFIRINOX Localized Unspecified (Not staged) ~250,000 Patients (US, EU, JP) With High Unmet Medical Need S ou r c e : SEE R Da t a

CPI - 613 ® (devimistat) in Combination with Modified FOLFIRINOX in Metastatic Pancreatic Cancer 19 . 9 gemcitabine g e m c i t a b i n e + n a b - paclitaxel FOLFIRINOX m F O LF I R I N O X + devimistat Median Overall Survival (months) 6 . 8* 11.1 * 8.5 ** gemcitabine g e m c i t a b i n e + n a b - paclitaxel FOLFIRINOX m F O LF I R I N O X + devimistat Median Progression - Free Survival (months) 9 . 9 3.3 * 6 . 4* 5 . 5 ** 9 . 2 gemcitabine † g e m c i t a b i n e + n a b - paclitaxel FOLFIRINOX m F O LF I R I N O X + devimistat Median Duration of Response (months) 3 . 9* 5 . 9* 23.0%** 18 61 . 0% gemcitabine g e m c i t a b i n e + n a b - paclitaxel FOLFIRINOX m F O LF I R I N O X + devimistat Objective Response Rate (ORR) 9.4%* 31 . 6% * Source: *N Engl J Med 2011;364:1817 - 25.; ** N Engl J Med 2013;369:1691 - 703, † Not Evaluated

CPI - 613® (devimistat) in Combination with gemcitabine and nab - paclitaxel in Locally Advanced or Metastatic Pancreatic Cancer R e s pon s e S u mma r y Comparison with gemcitabine + nab - paclitaxel (Historical Data)* devimistat + g e m c i t a bin e + N % nab - paclitaxel CR 1 5% PR 9 45% SD 8 40% PD 2 10% Not Evaluable 2 T o t a l E v a lu at e d f o r 20 Efficacy ORR (CR + PR) 10 50% Note: Numbers may not add up due to rounding Objective Response Rate (ORR) 50% 23% g e m c i t abin e + nab - d e v i m i st a t + g e m c i t abin e + paclitaxel nab - paclitaxel *Historical Data: N Engl J Med 2013;369:1691 - 703 19

20 50 . 00% 40 . 00% 30 . 00% 20 . 00% 10 . 00% 0 . 00% - 10.00% - 20.00% - 30.00% - 40.00% - 50.00% - 60.00% 11 17 10 7 25 13 40 26 20 3 9 2 22 35 21 24 38 37 27 34 12 28 39 14 16 15 29 4 36 33 18 6 19 5 Patient Number (N = 36) Change of Tumor Size from Baseline (%) Maximum Percent Change of Tumor Size from Baseline CPI - 613 ® (devimistat) in Combination with Modified FOLFIRINOX in Locally Advanced Pancreatic Cancer - 30% † O n g o i n g S t u d y Last Updated: June 18, 2021 40 patients dosed to date. 36 patients evaluated for efficacy. Patients continue to respond at a good rate. 13 out of total 25 patients undergone surgery successfully after the ‘completion’ of therapy # . PR: 11 S D : 23 ## PD 2** *RECIST guideline version 1.1 † As per RECIST guideline version 1.1, PR was defined as at least a 30% decrease in the sum of diameters of target lesions, taking the baseline sum diameters as reference # 1 patient underwent surgery before completion of therapy ## For patient no. 30 the best response is SD but % is not mentioned and hence not included in the above graph ** For patient no. 1 the best response is PD but % is not mentioned and hence not included in the above graph

CPI - 613® (devimistat) Phase 3 Study in Combination with Modified FOLFIRINOX in First - Line Metastatic Pancreatic Cancer O N GO IN G S T U D Y NCT03504423 First - Line Metastatic Pancreatic Adenocarcinoma Randomization (1:1) N= 528 Arm 1 ( T e s t Ar m ) N = 266 Arm 2 (Co n t r o l Ar m ) N = 262 Primary Endpoints: • OS S e c onda ry E ndpo i n ts: • PFS • ORR • DOR • S a f e ty • PK • PRO P a t i e n t P opu l a t i on : Female and male patients with Metastatic (Stage IV) adenocarcinoma of pancreas ; 18 – 75 years of age; ECOG Stage 0 - 1 OPEN LABEL, MULTICENTER, RANDOMIZED TRIAL • Enrolled over one year ahead of plan. • Data readout of this study expected in 4Q 2021. • Requests for compassionate use from multiple sites. CPI - 613®, mFOLFIRINOX CPI - 613® at 500 mg/m 2 IV infusion at a rate of 4mL/min via a central venous port on day 1 and 3 of a 14 - day cycle. 21 FOLFIRINOX

CPI - 613® May Significantly Improve Outcomes in Relapsed or Refractory AML AML TREATMENT PARADIGM RISK S TR A T I FY Co m p l e t e R e s pon s e I ndu c ti o n Therapy Primary R e f r a c t o r y Salvage T h e r a p y Relapse RISK S TR A T I FY A ll o g e n e i c T r a nsp l a n t • AML affects ~ 20,000 patients in the US and incidence is increasing • Ultimately, 50% to 80% of patients relapse • Despite advances, there is currently no SOC for r/r AML • Mitochondrial function is essential for resistance in r/r AML Consolidation Ch em o t h e r a p y Maintenance HMA +/ - BCL 2 i or Targeted T h e r a p ies F I T 22 N on - F I T

CPI - 613® (devimistat) in Combination with High Dose Cytarabine (HiDAC) and Mitoxantrone (Salvage Trial) in Relapsed or Refractory AML Exhibits Promising Activity *Leuk Res. 2015 September ; 39(9): 945 – 949; **Phase I + Phase II data ELDERLY PATIENT POPULATION ( ≥ 50 YEARS) HISTORICAL COHORT* COMBINED DATA** High Dose cytarabine + mitoxantrone devimistat (2,000 mg/m 2 ) + High Dose cytarabine + mitoxantrone N 81 25 CR 28% 44% CR + CRi 37% 52% Median OS (Months) 5 . 6 10 . 4 Pooled dataset ** of both Phase I and Phase II trials in patients 50 years of age or older 23

CPI - 613® (devimistat) in Combination with CHAM in r/r AML: Phase 3 Study Details R el aps e d/ R e f r a c t o r y AML Randomization (1:1) N= 500 Arm 1 ( T e s t Ar m ) N = 25 0 Arm 2 (Co n t r o l Ar m ) N = 25 0 CPI - 613® (devimistat) + high dose Cytarabine + Mitoxantrone (CHAM) Control group 1: High Dose Cytarabine and Mitoxantrone (HAM) Control sub - group 1: Mitoxantrone, Etoposide and Cytarabine (MEC) Control sub - group 2: Fludarabine, Cytarabine, and Filgrastim (FLAG) Pr i m a ry E f f i c a c y Endpoints: • CR S e c onda ry E f f i c a c y Endpoints: • OS • CR + CRh • Safety • PK • PROs P a t i e n t P opu l a t i on : Female and male subjects with relapsed/refractory AML; ≥50 years of age; ECOG Stage 0 - 2; Expected survival >3 months OPEN LABEL, MULTICENTER, RANDOMIZED TRIAL 24

Clinical Experience of CPI - 613 ® (devimistat) in Relapsed or Refractory Burkitt Lymphoma B e f o r e d e v imi s t a t : • The patient was suffering from second relapse after first - line therapy in CALGB 10002 study and second - line therapy of hyper - CVAD and myeloablative allogeneic stem cell transplant A f t e r d e v imi s t a t Mono t h e r apy : • Achieved and maintained radiographic partial response status after the third cycle and maintained for 17 cycles of therapy over 51 weeks • Then the patient pursued surgical resection of residual tumor • Clinical follow - up on the patient indicated no evidence of disease more than 90 months Case Report #1: Relapsed Burkitt Lymphoma 19 - year - old female with relapsed Burkitt Lymphoma B e fo r e d e v i m i st a t A f t e r 3 C y c l e s o f d e v i m i st a t Case Report #2: Patient with Relapsed/Refractory Burkitt Lymphoma B e fo r e d e v i m i st a t A f t e r 3 C y c l e s Af t e r 6 C y cl e At Baseline Partial Response (PR) Complete Response (CR) (narcotic dependent, minimally As Per RECIL Criteria As Per RECIL Criteria ambulatory; Thigh lesion 10.8x 6.5; (SPD: not measurable; SUV max 2.7; (NED, normal functional status) SPD 70.2; SUV max 23.9; Mediastinal Mediastinal blood pool SUV 1.1 / liver 1.2) b l oo d poo l S U V 1. 1 / li ve r 1.8 ) 25

Clinical Experience of CPI - 613 ® (devimistat) in T - Cell Lymphoma and Myelodysplastic Syndrome (MDS) CRi M a r r o w CR SD PD N* 1 1 8 2% 8% 8% 67% 17% 26 bendamu s t i ne ( B E N T L Y T r i a l * ) devimistat + b e nd a m u s t i ne ORR 50% 75% M ed i a n OS 6. 2 M o n t h s 9. 2 M o n t h s M ed i a n P F S 3. 6 M o n t h s 6. 4 M o n t h s Phase I study of devimistat in combination with bendamustine exhibited significant signal for efficacy Relapsed or Refractory T - Cell Lymphoma: (N=14) Plan to initiate Phase 2 clinical trial in Q4 2021 *Note: This is an illustrative comparison of clinical experience of devimistat + bendamustine with data from one historical trial of bendamustine alone (BENTLY Trial) Relapsed or Refractory Myelodysplastic Syndrome (MDS): (N=12) Phase II Study of devimistat (Single Agent) Plan to initiate Phase 2 combination clinical trial with HCQ in Q4 2021 *3 patients are still alive with one patient SD after 6 years

CPI - 613® (devimistat) is a Pipeline in a Molecule With Blockbuster Potential • Clinical development programs underway across multiple indications have potential to treat patient populations exceeding 100,000 in the U.S. and significantly more ex - U.S. • Data readout from registrational Phase 3 clinical trial in first line Pancreatic Cancer in 4Q 2021 with potential NDA submission in 1H 2022 • Enrollment in Phase 3 clinical trial in Relapsed/Refractory AML ongoing • Fast Track Designation for both Phase 3 indications provide the potential for rapid approval • Orphan Drug Designation in six indications in US and in two indications in EU • IP and exclusivity to 2029 and potentially beyond • Next generation compounds under development Highlights 27

Key Priorities 28

Key Priorities for the Next 18 Months Maximize Potential of CPI - 613® (devimistat) • Readout Phase 3 clinical trial in first - line Metastatic Pancreatic Cancer in 4Q’21, submit NDA in 1H’22, prepare for U.S. commercial launch, and define ex - US strategy • Continue enrollment in r/r AML Phase 3 clinical trial and reach 250 patient interim analysis • Continue recruitment in Biliary and r/r Burkitt clinical trials • Initiate Phase 1/2 studies in colorectal, r/r MDS, r/r T - Cell lymphoma, r/r clear cell sarcoma Discover and Advance the Pipeline • Advance Dual - SHMT Inhibitor into Phase 1 in late 2022 • Discover and advance internal cancer metabolism research programs • In - license additional early - stage assets leveraging our scientific advisors Build High Growth Oncology Company • Successfully complete merger and integrate operations • Further strengthen highly experienced team • Foster high purpose and performance driven culture Evolving into a High Growth, Fully Integrated Cancer Metabolism Therapeutics Leader Focused on Improving and Extending the Lives of Patients 29

3 0 Thank You CONTACT: Barbara Ryan, Investor Relations barbara.ryan@rafaelholdings.com (203) 274 - 2825